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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                    FORM 8-K
                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 14, 2000



                                SUNTERRA CORPORATION
             (Exact name of registrant as specified in its charter)



          Maryland                            000-21193                              95-4582157
(State or other jurisdiction           (Commission File Number)          (IRS Employer Identification No.)
 of incorporation)



                            6177 Lake Ellenor Drive
                            Orlando, Florida  32809
                               "www.sunterra.com"
                    (Address of Principal Executive Offices)

                                  407-532-1000
              (Registrant's telephone number, including area code)


                                  Page 1 of 4

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Item 5.  Other Events.


   See press release dated November 14, 2000 entitled "SUNTERRA CORPORATION TO RETAIN EUROPEAN OPERATIONS" attached hereto as Exhibit 99.

Item 6.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.    Description                              Page No.
          -----------    -----------                              --------

               99        Press release dated November 14, 2000        4
                         entitled "Sunterra Corporation to Retain
                         European Operations"

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SUNTERRA CORPORATION
                                     (Registrant)



Date: November 14, 2000              By /s/  Charles C. Frey
                                        -----------------------
                                        Charles C. Frey
                                        Executive Vice President
                                        and President-Sunterra USA


                                       2
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit          Description                                 Page No.
-------          -----------                                 --------

  99             Press Release dated November 14, 2000           4




                                       3